UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Inderpal S. Bhandari to the Board of Directors

On September 6, 2022, the Board of Directors (the “Board”) of Walgreens Boots Alliance, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, appointed Inderpal S. Bhandari to the Board effective immediately for a term continuing through the Company’s next Annual Meeting of Stockholders, when Mr. Bhandari is expected to be a nominee for election by stockholders. The Board also appointed Mr. Bhandari to serve on the Finance and Technology Committee of the Board.

Mr. Bhandari, age 62, has served as the Global Chief Data Officer of International Business Machines Corporation (“IBM”) since December 2015. From 2014 to 2015, Mr. Bhandari served as Senior Vice President and Chief Data Officer of Cambia Health Solutions (“Cambia”), where he led the development of Cambia’s data strategy and drove the transformation of consumer experience strategies. He was previously the Chief Data Officer and Vice President, Knowledge Solutions of Express Scripts Inc. and the Chief Data Officer and Vice President, Health Data & Analytics of Medco Health Solutions, Inc.

There were no arrangements or understandings pursuant to which Mr. Bhandari was appointed to the Board, and since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Bhandari that would be reportable under Item 404(a) of Regulation S-K. Mr. Bhandari’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, subject to proration to reflect the commencement date of his service on the Board. The non-employee director compensation program is described under the caption “Director Compensation” in the Company’s definitive proxy statement for its January 27, 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 8, 2021.

Item 8.01	Other Events.

On September 8, 2022, the Company issued a press release announcing the appointment of Mr. Bhandari to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued September 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: September 8, 2022	By:	/s/ Joseph B. Amsbary Jr.
	Title:	Senior Vice President, Corporate Secretary